Exhibit (16)

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jettie M. Edwards Jettie M. Edwards	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley Donald E. Foley	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ William M. Kearns, Jr. William M. Kearns, Jr.	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Christopher P.A. Komisarjevsky Christopher P.A. Komisarjevsky	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ H. Thomas McMeekin H. Thomas McMeekin	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Harvey Rosenthal Harvey Rosenthal	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Gary S. Schpero Gary S. Schpero	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Kenneth Walker Kenneth Walker	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Caroline L. Williams Caroline L. Williams	Trustee	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer	January 1, 2014

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio (collectively, the “Acquired VIP Portfolios”), each a series of the AXA Premier VIP Trust into the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, EQ/Multimanager Mid Cap Growth Portfolio, EQ/Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and EQ/International Core PLUS Portfolio (collectively, the “Acquiring Trust Portfolios”), respectively, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Acquiring Trust Portfolios and/or classes thereof, and the proxy solicitation of shareholders of the Acquired VIP Portfolios; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Trustee	January 1, 2014